Filed pursuant to Rule 497(a)
File No. 333-166012
Rule 482ad
Fifth Street Finance Corp. Declares Monthly Dividends of 10.66 Cents Per Share
WHITE PLAINS, N.Y., January 31, 2011 — Fifth Street Finance Corp. (NYSE:FSC) (“Fifth Street”) today announced that its Board of Directors has declared monthly dividends for the third fiscal quarter of 2011 ending June 30, 2011.
The following table reflects the dividends which the Board of Directors declared on January 30, 2011:

Record Date	Payment Date	Amount
April 1, 2011	April 29, 2011	$0.1066
May 2, 2011	May 31, 2011	$0.1066
June 1, 2011	June 30, 2011	$0.1066
Dividends are paid from taxable income. Fifth Street’s Board of Directors determines dividends based on estimates of taxable income, which differ from book income due to changes in unrealized appreciation and depreciation of investments and due to temporary and permanent differences in income and expense recognition.
Fifth Street’s amended dividend reinvestment plan (“DRIP”) provides for reinvestment of dividends, unless a shareholder elects to receive cash. As a result, if Fifth Street’s Board of Directors declares a cash dividend, Fifth Street’s shareholders who have not “opted out” of Fifth Street’s DRIP will have their cash dividends automatically reinvested in additional shares of Fifth Street common stock, rather than receiving cash dividends. If you are a Fifth Street shareholder and your shares of Fifth Street common stock are held through a brokerage firm or other financial intermediary and you wish to participate in the DRIP, please contact your broker or other financial intermediary.
About Fifth Street Finance Corp.
Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
Forward-Looking Statements
This press release may contain certain forward-looking statements, including statements with regard to the future performance of Fifth Street Finance Corp. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and these factors are identified from time to time in Fifth Street Finance Corp.’s filings with the Securities and Exchange Commission. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp. Stacey Thorne, Executive Director, Investor Relations (914) 286-6811 stacey@fifthstreetfinance.com